UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2021 (March 8, 2021)

Tractor Supply Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5401 Virginia Way, Brentwood, Tennessee 37027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (615) 440-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.008 par value	TSCO	NASDAQ Global Select Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Control Agreement with President and Chief Executive Officer

On March 8, 2021, Tractor Supply Company (the “Company”) and its President and Chief Executive Officer, Harry A. Lawton III, entered into a change in control agreement (the “CEO Change in Control Agreement”), with an effective date of March 1, 2021. The CEO Change in Control Agreement is effective through February 28, 2023. The CEO Change in Control Agreement replaces the change in control agreement, dated December 4, 2019, by and between the Company and Mr. Lawton (the “Prior CEO Agreement”), which expired by its terms on February 28, 2021. Subject to the exceptions in the following sentence, the terms of the CEO Change in Control Agreement are substantially similar to the terms of the Prior CEO Agreement, as described in the Company’s definitive proxy statement for its 2020 annual meeting of stockholders, filed with the Securities and Exchange Commission on March 23, 2020 (the “2020 Proxy Statement”). In contrast to the Prior CEO Agreement, the CEO Change in Control Agreement provides that (a) the severance payment to be paid to Mr. Lawton pursuant to Section 6(a)(i) of the CEO Change in Control Agreement will be equal to two (2) times the sum of (i) Mr. Lawton’s base salary as in effect immediately prior to the date of termination (as defined in the CEO Change in Control Agreement) or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting good reason (as defined in the CEO Change in Control Agreement); and (ii) the average of Mr. Lawton’s annual bonus(es) or award(s) for the three (3) fiscal years (or such shorter number of full fiscal years during which he was employed by the Company or its successor) pursuant to any cash bonus plan maintained by the Company in respect of the fiscal years preceding the date of termination or, if higher, in respect of the fiscal years preceding the change in control (as defined in the CEO Change in Control Agreement) (or, if he has not been employed for a full fiscal year as of the date of termination, the amount of his applicable annual bonus in effect as of the date of termination, or if greater, the date of the change in control, that would have been earned if results for that portion of the fiscal year in which the date of termination or change of control, as applicable, occurs were annualized); (b) the lump sum cash payment to be paid to Mr. Lawton pursuant to Section 6(a)(v) of the CEO Change in Control Agreement will be equal to the average of the actual annual bonus(es) or award(s) received by Mr. Lawton pursuant to any cash bonus plan maintained by the Company in respect of the three (3) most recent fiscal years which occurred immediately prior to the date of termination (or such shorter number of full fiscal years during which Mr. Lawton was employed by the Company or its successor (or, if he has not been employed for a full fiscal year as of the date of termination, the amount of his applicable annual bonus in effect as of the date of termination, or if greater, the date of the change in control, that would have been earned if results for that portion of the fiscal year in which the date of termination or change of control, as applicable, occurs were annualized), multiplied by a fraction, the numerator of which is the number of days in the then-current fiscal year through and including the date of termination, and the denominator of which is 365; and (c) any and all severance payments provided under the CEO Change in Control Agreement are subject to the delivery by Mr. Lawton of a general waiver and release of claims in favor of the Company and related parties, and the expiration of the revocation period thereof.

The foregoing description of the CEO Change in Control Agreement is a summary and is qualified in its entirety by reference to the CEO Change in Control Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Change in Control Agreement with Executive Officers

On March 8, 2021, the Company and each of Kurt D. Barton, Robert D. Mills, John P. Ordus, Jonathan S. Estep, Melissa D. Kersey, Colin W. Yankee, Noni L. Ellison, Christi C. Korzekwa, and Matthew L. Rubin (collectively, the “Executive Officers”), entered into change in control agreements (collectively, the “Executive Officer Change in Control Agreements”), with an effective date of March 1, 2021. The Executive Officer Change in Control Agreements are effective through February 28, 2023. The Executive Officer Change in Control Agreements replace the prior change in control agreements for the Executive Officers, which agreements expired by their terms on February 28, 2021. The terms of the Executive Officer Change in Control Agreements are substantially similar to the terms of the prior change in control agreements for the Company’s executive officers (other than Mr. Lawton), as described in the 2020 Proxy Statement.

The foregoing description of the Executive Officer Change in Control Agreement is a summary and is qualified in its entirety by reference to the Executive Officer Change in Control Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1    Change in Control Agreement, dated as of March 8, 2021, by and between Tractor Supply Company and Harry A. Lawton III.

10.2    Form of Change in Control Agreement, dated as of March 8, 2021, by and between Tractor Supply Company and each of Kurt D. Barton, Robert D. Mills, John P. Ordus, Jonathan S. Estep, Melissa D. Kersey, Colin W. Yankee, Noni L. Ellison, Christi C. Korzekwa, and Matthew L. Rubin.

104    The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

March 10, 2021	By:	/s/ Kurt D. Barton
Name: Kurt D. Barton
Title: Executive Vice President - Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Change in Control Agreement, dated as of March 8, 2021, by and between Tractor Supply Company and Harry A. Lawton III.+

10.2
Form of Change in Control Agreement, dated as of March 8, 2021, by and between Tractor Supply Company and each of Kurt D. Barton, Robert D. Mills, John P. Ordus, Jonathan S. Estep, Melissa D. Kersey, Colin W. Yankee, Noni L. Ellison, Christi C. Korzekwa, and Matthew L. Rubin.+

+ Management contract or compensatory plan or arrangement